UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2025

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 W. 57th St, #33B
New York, New York 10019

(Address of Principal Executive Offices)

972- 4-770-6377

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2025, DarioHealth Corp. (the “Company”), appointed Steven M. Nelson, 52, the Company’s current Chief Commercial Officer, as both its President and Chief Commercial Officer, effective July 10, 2025.

Mr. Nelson has served as the Company’s Chief Commercial Officer since June 5, 2024, and was appointed President and Chief Commercial Officer effective July 10, 2025. From October 2018 to September 2023, he served as President and Chief Executive Officer of Contigo Health, a Premier Inc. subsidiary. Prior to that, Mr. Nelson held several leadership roles at Anthem, Inc. (now Elevance Health), including Chief Operating Officer of its diversified services business—now known as Carelon—from 2017 to 2018; Vice President of Strategy, Planning & Innovation from 2015 to 2016; and Chief of Staff to the Chief Financial Officer from 2016 to 2017. From 2007 to 2014, he served as Senior Vice President of Strategy, Product & Marketing at Highmark Inc., and concurrently as Senior Vice President of Executive Oversight at Allegheny Health Network from 2012 to 2014, a wholly owned subsidiary of Highmark. Earlier in his career, Mr. Nelson held senior roles in the consumer health and marketing sectors, including Senior Vice President at GNC Holdings, LLC; General Manager of Brand Marketing and Promotions for MET-Rx Nutrition Inc.; Vice President of International Marketing for 141 Communicator; and Director of Marketing & Omnicom Integration at GMR Marketing LLC. Mr. Nelson holds a Bachelor of Science in Education from the University of Pittsburgh at Johnstown and a Master of Arts in Business Administration from Ohio University.

There will be no changes in Mr. Nelson’s compensation as previously reported pursuant to his offer letter, dated May 29, 2024, as amended.

Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Nelson and any other person pursuant to which he was appointed as President and Chief Commercial Officer and there are no transactions in which Mr. Nelson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2025	DARIOHEALTH CORP.

	By:	/s/ Chen Franco-Yehuda
	Name:	Chen Franco-Yehuda
	Title:	Chief Financial Officer, Treasurer and Secretary